                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 7, 1999
                                                           -----------



                                CSX CORPORATION
                                ---------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                   VIRGINIA
                                   --------
                        (STATE OR OTHER JURISDICTION OF
                        INCORPORATION OR ORGANIZATION)


               2-63273                              62-1051971
               -------                              ----------
             (COMMISSION                        (I.R.S. EMPLOYER
              FILE NO.)                        IDENTIFICATION NO.)


          ONE JAMES CENTER, 901 EAST CARY STREET, RICHMOND, VA  23219
          -----------------------------------------------------------
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)           (ZIP CODE)


              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                (804) 782-1400
                                --------------
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ITEM 5.  OTHER EVENTS

         On May 7, 1999, CSX Corporation (the "Company") entered into a Distribution Agreement (the "Distribution Agreement") with Chase Securities Inc., Credit Suisse First Boston Corporation, Goldman, Sachs & Co., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, NationsBanc Montgomery Securities LLC and Salomon Smith Barney Inc. (collectively, the "Agents") with respect to the issue and sale by the Company of its Medium-Term Notes, Series C, due nine months or longer from date of issue (the "Series C Notes"). The Series C Notes were originally established with an aggregate initial offering price of up to U.S. $750,000,000. As of May 7, 1999, the Company had issued $350,000,000 in aggregate initial offering price of the Series C Notes. The Company has authorized the issuance and sale of up to U.S. $400,000,000 aggregate initial offering price (or its equivalent, based upon the applicable exchange rate at the time of issuance, in such foreign currencies or units of two or more currencies as the Company shall designate at the time of issuance) of the Series C Notes (the "Notes") through the Agents pursuant to the terms of the Distribution Agreement. The Notes will be issued pursuant to an indenture dated as of August 1, 1990 between the Company and The Chase Manhattan Bank, as trustee (the "Trustee"), as supplemented by a First Supplemental Indenture dated as of June 15, 1991, a Second Supplemental Indenture dated as of May 6, 1997 and a Third Supplemental Indenture dated as of April 22, 1998 and an Action of Authorized Pricing Officers dated May 7, 1999. The Notes may be Fixed Rate Notes or Floating Rate Notes and may be offered at a discount from the principal amount thereof due at maturity. The offering and sale of the Notes have been registered under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration No. 333-68885) which was declared effective January 5, 1999. On May 11, 1999, the Company filed with the Securities and Exchange Commission (the "Commission"), pursuant to Rule 424(b)(5) under the Act, its Prospectus, dated January 5, 1999, and Prospectus Supplement, dated May 7, 1999, pertaining to the offering and sale of the Notes.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits required to be filed by Item 601 of Regulation S-K.

              The following exhibits are filed as a part of this report.

              1.1 Distribution Agreement, dated May 7, 1999, among the Company and the Agents.

              4.1  Action of Authorized Pricing Officers dated as of May 7,
                   1999.

              4.2  Form of Fixed Rate Note.

              4.3  Form of Floating Rate Note.

              5.1 Opinion of McGuire, Woods, Battle & Boothe LLP as to the validity of the Notes.

             23.1 Consent of McGuire, Woods, Battle & Boothe LLP contained in the opinion filed as Exhibit 5.1 hereto.

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                                   Signature
                                   ---------

       Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                 CSX CORPORATION

                                 By:   /s/ GREGORY R. WEBER
                                      ------------------------------------
                                           Gregory R. Weber
                                           Vice President and Treasurer


Date:  May 11, 1999

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EXHIBIT LIST
------------


Exhibit                          Description
-------                          -----------

 1.1        Distribution Agreement, dated May 7, 1999, among the Company and the
            Agents.

 4.1        Action of Authorized Pricing Officers dated as of May 7, 1999.

 4.2        Form of Fixed Rate Note.

 4.3        Form of Floating Rate Note.

 5.1 Opinion of McGuire, Woods, Battle & Boothe LLP as to the validity of the Notes.

23.1 Consent of McGuire, Woods, Battle & Boothe LLP contained in the opinion filed as Exhibit 5.1 hereto.